Angel Oak Financial Strategies Income Term Trust

Announces Preliminary Results of Rights Offering

ATLANTA – October 15, 2021 – Angel Oak Financial Strategies Income Term Trust (NYSE: FINS) (the “Fund”) today announced the preliminary results of its transferable rights offering (“the Offer”). The Offer commenced on September 20, 2021 and expired on October 14, 2021 (the “Expiration Date”).

The Offer entitled rights holders to subscribe for up to an aggregate of 5,076,333 of the Fund’s common shares of beneficial interest, par value $0.001 per share (“Common Shares”). The final subscription price of $16.06 per Common Share was determined based upon a formula equal to 86% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date. As a result of high investor demand, the Offer was over-subscribed. The over-subscription requests exceeded the over-subscription shares available. Accordingly, the shares subscribed for pursuant to the over-subscription privilege of the Offer will be allocated pro rata among those fully exercising record date shareholders who over-subscribed based on the number of rights originally issued to them by the Fund. The Common Shares subscribed for will be issued after completion of the pro rata allocation of over-subscription shares and receipt of all shareholder payments.

The Fund will issue all of the 5,076,333 Common Shares offered pursuant to the Offer. The gross proceeds of the Offer are expected to be approximately $81.6 million.

“We are very pleased with the results of the FINS rights offering,” said Johannes Palsson, Portfolio Manager for the Fund. “We continue to see significant opportunities across the non-bank financials landscape, and efficiently raising new capital to further allocate to non-bank financials allows us to expand the portfolio’s investment opportunities as we seek to deliver compelling risk-adjusted returns for our investors,” said Palsson.

ABOUT FINS

Led by Angel Oak’s experienced financial services team, FINS invests predominantly in U.S. financial sector debt as well as in selective opportunities across financial sector preferred and common equity. Under normal circumstances, at least 50% of FINS’s portfolio is publicly rated as investment grade or, if unrated, is judged by Angel Oak to be of investment grade quality.

ABOUT ANGEL OAK CAPITAL ADVISORS, LLC

Angel Oak Capital Advisors is an investment management firm focused on providing compelling fixed-income investment solutions to its clients. Backed by a value-driven approach, Angel Oak Capital Advisors seeks to deliver attractive, risk-adjusted returns through a combination of stable current income and price appreciation. Its experienced investment team seeks the best opportunities in fixed income, with a specialization in mortgage-backed securities and other areas of structured credit.

Information regarding the Fund and Angel Oak Capital Advisors can be found at www.angeloakcapital.com.

Past performance is neither indicative nor a guarantee of future results. Investors should read the prospectus supplement and accompanying prospectus and consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing.

Contacts

Media:

Trevor Davis, Gregory FCA for Angel Oak Capital Advisors

443-248-0359

trevor@gregoryfca.com

Company Contact:

Randy Chrisman, Chief Marketing & Corporate IR Officer, Angel Oak Capital Advisors

404-953-4969

randy.chrisman@angeloakcapital.com